U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 8, 2005

Consortium Service Management Group, Inc.
(Exact name of registrant as specified in its charter)

Texas (state of incorporation)	0-27359 (Commission File Number)	74-2653437 (IRS Employer I.D. Number)
500 North Shoreline Drive, Suite 701 North
Corpus Christi, TX 78471
512-887-7546
____________________________________________________
(Address and telephone number of registrant's principal
executive offices and principal place of business)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement
        and
Item 8.01 Other Events.

On March 8, 2005 the registrant’s 86%-owned subsidiary, Live Tissue Connect, executed an agreement with ConMed Corporation regarding ConMed’s acquisition of an exclusive (except for the former Soviet Union) worldwide product licensing and marketing agreement for Live Tissue Connect’s live, biological, tissue bonding technology.

A description of the material terms of the license agreement appears below. The agreement is attached as an exhibit.

There is no material relationship between the registrant and its affiliates and ConMed Corporation other than this agreement.

On March 8, 2005 we issued the following e-mail alert and press release:

E-MAIL ALERT FROM CSMG TECHNOLOGIES, INC. (OTCBB: CTUM)
and
PR Newswire -- March 8, 2005

CSMG Technologies, Inc. Announces Exclusive Product Licensing and Marketing Agreement Between Its Subsidiary Live Tissue Connect, Inc. and ConMed Corporation

CORPUS CHRISTI, Texas, March 8 /PRNewswire-FirstCall/ -- CSMG Technologies, Inc. (OTC Bulletin Board: CTUM) announced today its subsidiary Live Tissue Connect, Inc. (LTC) has signed an exclusive world-wide product licensing and marketing agreement (subject to due diligence) with ConMed Corporation, Utica, N.Y. (Nasdaq: CNMD), a S&P small cap 600 company, to bring its patented platform live biological tissue bonding/welding technology to the United States and world markets.

Under the agreement, LTC will continue its extensive R&D program, regulatory filings, and production of power sources, while ConMed will be responsible for designing and manufacturing hand instruments as well as world- wide distribution, sales and service of the live tissue bonding/welding technology.

Don Robbins, CEO of CSMG Technologies, said, "This is a major step in bringing the tissue welding technology to the world markets, and we are excited about our relationship with the prestigious ConMed Corporation. ConMed is a great medical device company to lead our new, market disruptive, surgical and wound-closing technology into the world markets for the 21st century. During our negotiations with ConMed's founders and chief executives, we were most impressed with their open-minded entrepreneurial spirit that parallels our own business philosophy."

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Closing of the contract is subject to final due diligence approval by ConMed. Closing date is set for no later than May 31, 2005. The agreement with ConMed covers all parts of the world except the countries of the former Soviet Union that will be retained by LTC.

About ConMed Corporation

ConMed is a medical technology company with an emphasis on surgical devices and equipment for minimally invasive procedures and monitoring. The company's products serve the clinical areas of arthroscopy, powered surgical instruments, electrosurgery, cardiac monitoring disposables, endosurgery and endoscopic technologies. They are used by surgeons and physicians in a variety of specialties including orthopedics, general surgery, gynecology, neurosurgery and gastroenterology. Headquartered in Utica, N.Y., the company's 2,800 employees distribute its products worldwide from 11 manufacturing locations.

About CTUM's Tissue Bonding Technology

CTUM's patented tissue bonding device bonds through radiofrequency fusion and reconnects living soft biological tissue (organs) without the use of foreign matter or conventional wound-closing devices such as sutures, staples, sealant or glues. The technology leaves little or no scar visible to the naked eye after a few months. Unlike other tissue coagulation methods that tend to destroy tissue by charring, searing and necrosis, the CTUM patented technology bonds and reconnects incised tissue and avoids charring, searing and necrosis using a patented low-heat delivery method aimed at restoration of the normal functions of the live organs and tissue. United States and Australia patents have been issued with other U.S. and foreign patents pending.

In Ukraine, more than 3,000 successful human surgeries in clinical trials have been completed on various organs using a number of types of procedures. Surgeons at five Ukraine hospitals and clinics are using the tissue bonding technology in clinical trials and performing both open and laparoscopic surgical procedures. Procedures so far have involved the bonding and reconnecting of incised or separated human soft tissues for lung, neuro- surgery, nasal septum, intestine, stomach, skin, gall bladder, liver, spleen, blood vessels, nerves, alba linea, uterus, bladder, gynecology, fallopian tube, ovary and testicles, and dura-matter, while restoring the normal function of the body organ or tissue.

CTUM owns the technology and exclusive world rights to the medical device through Live Tissue Connect, Inc., a subsidiary corporation formed for the development and exploitation of the platform technology. The technology, owned by CTUM, was invented and developed at the internationally renowned E.O. Paton Institute of Electric Welding, National Academy of Sciences of Ukraine at Kiev, Ukraine, headed by Professor B.E. Paton.

About CSMG Technologies, Inc.

CSMG maintains offices in Corpus Christi, Texas; Oklahoma City, Okla.; Washington D.C.; Atlanta, Ga.; and Kiev, Ukraine.

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CSMG's stock is quoted on the Internet at http://www.otcbb.com. Its website is http://www.ctum.com, and its e-mail address is publicrelations@ctum.com.

Additional information about CSMG can be found on the website http://www.ctum.com/live_tissue_bonding.html or http://www.ctum.com. A profile for investors may be found at the website http://www.hawkassociates.com/csmg/profile.htm An online investor relations kit containing CSMG press releases, SEC filings, current price Level II quotes, interactive Java, stock charts and other useful information for investors can be found at http://www.hawkassociates.com/csmg/kit.htm and http://www.hawkassociates.com and http://www.hawkmicrocaps.com. Investors may contact Don Robbins or Gordon Allison, CSMG at (361) 887-7546, e-mail: publicrelations@ctum.com, or Frank Hawkins or Julie Marshall, Hawk Associates, at (305) 852-2383, e-mail: info@hawkassociates.com.

SOURCE CSMG Technologies, Inc.
-0- 03/08/2005
/CONTACT: Don Robbins or Gordon Allison, both of CSMG, 361-887-7546, or publicrelations@ctum.com; or Frank Hawkins or Julie Marshall, both of Hawk Associates, 305-852-2383, or info@hawkassociates.com, for CSMG/ /Web site: http://www.ctum.com http://www.otcbb.com http://www.hawkassociates.com
http://www.hawkmicrocaps.com
http://www.ctum.com/live_tissue_bonding.html
http://www.hawkassociates.com/csmg/profile.htm
http://www.hawkassociates.com/csmg/kit.htm /

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements

None

(b)	Exhibits

	Exhibit No.		Description

	10.22	-	Joint Development and Exclusive License Agreement of March 8, 2005 between Live Tissue Connect, Inc. and ConMed Corporation.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Consortium Service Management Group, Inc.

Date: March 8, 2005	By:	/s/ Donald S. Robbins
Donald S. Robbins
Chief Executive Officer

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Consortium Service Management Group, Inc.
Commission File No. 0-27359

EXHIBIT INDEX

FORM 8-K
CURRENT REPORT
Date of Report (Date of earliest event reported): March 8, 2005

The following exhibits are filed, by incorporation by reference, as part of this Form 8-K:

Exhibit No.		Description

10.22	-	Joint Development and Exclusive License Agreement of March 8, 2005 between Live Tissue Connect, Inc. and ConMed Corporation.

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